SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 1996

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)


Massachusetts                        0-21021               04-3308902
(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation)                    File Number)          Identification No.)


222 Merrimack Street                                       01852
Lowell, Massachusetts                                      (Zip Code)
(address of principal office)


                                 (508) 459-9000
              (Registrant's telephone number, including area code)






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                                       -2-

Item 2.  Acquisition or Disposition of Assets.

         On July 26, 1996, Enterprise Bancorp, Inc., a Massachusetts corporation (the "Company"), which was organized by Enterprise Bank and Trust Company, a Massachusetts trust company (the "Bank"), for the purpose of reorganizing the Bank into a holding company structure, acquired 100% of the outstanding shares of the Bank's common stock, par value $1.00 per share, in a 1:1 exchange for shares of the Company's common stock, par value $.01 per share (the "Company Common Stock"). Upon the effectiveness of such share-for-share exchange (the "Reorganization"), the Bank became the wholly-owned subsidiary of the Company and the Bank's former stockholders became the stockholders of the Company. The Reorganization was consummated in accordance with the terms of a certain Agreement and Plan of Reorganization dated as of February 29, 1996 between the Bank and the Company.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (a)      Financial Statements

The financial statements contained in the Bank's Annual Report on Form F-2 for the year ended December 31, 1995 and Quarterly Report on Form F-4 for the three months ended March 31, 1996, as previously filed by the Bank with the Federal Deposit Insurance Corporation under Section 13 of the Exchange Act and included as Exhibits 99.3 and 99.5, respectively, to the Company's Registration Statement on Form 8-A, are incorporated herein and made a part hereof by this reference.

         (b)      Pro Forma Financial Information

                  The following unaudited pro forma financial information has been prepared to reflect the July 26, 1996 acquisition of the Bank by the Company using pooling of interests accounting and as if it had been consummated as of March 31, 1996. As the Company had no material assets or operations prior to consummation of the Reorganization described in Item 2, the pro forma information demonstrating the balance sheet as of March 31, 1996 and income statements as of December 31, 1995 and March 31, 1996 of the Company as if the Reorganization had occurred as of January 1, 1995 are substantially the same as those of the Bank described in Item 7(a) above with the exception of the following pro forma adjustments. The pro forma adjustments result from (i) the one for one exchange of shares of the Company Common Stock, $0.01 par value per share, for shares of the common stock of the Bank, $1.00 par value per share, and (ii) the repurchase of 100 shares of the Company Common Stock from the Bank at par value. The following shows the impact of these pro forma adjustments to the stockholders' equity of the Company at March 31, 1996:



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                                      -3-



                                       Bank
                                    Historical                 Company
                                    Financial                Historical              Pro Forma             Pro Forma
                                   Information          Financial Information       Adjustments          Consolidated
- ----------------------------------------------------------------------------------------------------------------------

Stockholders' Equity
Common Stock                         $1,575,917             $     --                ($1,560,158)             $15,759
Additional Paid-In
    Capital                         $13,913,600               50,000                  1,560,158           15,523,758
Retained Earnings                    $3,795,307                   --                    (50,000)           3,745,307
Unrealized Gain/Loss
on Investment Securities
Available for Sale, Net of
Tax Effect                             (507,832)                  --                        --              (507,832)
- ----------------------------------------------------------------------------------------------------------------------
Total:                              $18,776,992              $50,000                   ($50,000)          $18,776,992

There are no other pro forma adjustments as a result of the Reorganization that would result in differences between the pro forma financial statements of the Company and the consolidated financial statements of the Bank described in Item 7(a) above.

         (c)      Exhibits

                  (2) Agreement and Plan of Reorganization dated as of February 29, 1996 between the Company and the Bank, incorporated herein by reference from Appendix A to the Proxy Statement-Prospectus included as Exhibit
                           99.4 to the Company's Registration Statement on Form 8-A.


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                                       -4-

                                   Signatures

         Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  ENTERPRISE BANCORP, INC.

                                  Date:  July 31, 1996



                                  By:  /s/ George L. Duncan
                                       George L. Duncan
                                       Chairman and Chief Executive Officer